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Exhibit (10) (A)-(5)

                  THIRD AMENDMENT TO ELECTRO RENT CORPORATION

                   EMPLOYEE STOCK OWNERSHIP AND SAVINGS PLAN

                          RESTATED AS OF JUNE 1, 1989



                 The Board of Directors of Electro Rent Corporation has adopted the following resolutions and amendments regarding the Electro Rent Corporation Employee Stock Ownership and Savings Plan ("Plan").


                 WHEREAS, Electro Rent Corporation ("Company") desires to change the manner in which Plan assets are invested so as to simplify administration of the Plan and to eliminate the investment of Plan assets in Company stock;

                 WHEREAS, the Company desires to give Plan participants whose Plan accounts are invested in Company stock the opportunity to receive an in-service distribution of those accounts;

                 NOW, THEREFORE, BE IT RESOLVED, that effective August 1, 1994, the Employee Stock Ownership portion of the Plan (which currently is a profit-sharing plan and consists of all ESOP Accounts and PAYSOP Accounts now in the Plan) shall be spun off from the Plan and shall thereafter constitute a separate profit-sharing plan which shall be effective August 1, 1994, shall be named the "Electro Rent Corporation Employee Stock Ownership Plan" ("ESOP"), and shall be assigned plan identification number 005.

                 RESOLVED FURTHER, that the ESOP shall be a frozen plan under which all participants' ESOP Accounts and PAYSOP Accounts shall be fully vested at all times. The current Plan document (as hereinafter amended) shall also constitute the ESOP plan document, except for those provisions which apply solely to Deferred Income Accounts or Matching Contribution Accounts under the Plan.

                 RESOLVED FURTHER, that any ESOP participant who has reached the fifth anniversary of the date he or she first became a Plan participant shall be permitted to request an in-service withdrawal of his or her entire interest in the ESOP, at any time on or after August 1, 1994 and before his or her employment with the Company
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terminates.  Any such withdrawal shall be made in accordance with the regular distribution provisions of the ESOP (which shall be identical to those of the current Plan document as hereinafter amended) as if the participant had terminated employment with the Company, except that distribution shall only be made in shares of Company stock plus cash for any fractional shares.

                 RESOLVED FURTHER, that the Plan shall continue in existence on and after August 1, 1994 as a profit-sharing plan with a cash or deferred arrangement and shall be renamed the "Electro Rent Corporation Savings Plan." The assets of the Savings Plan as of August 1, 1994 shall consist of all Deferred Income Accounts and Matching Contributions Accounts then in the Plan. The current Plan document (as hereinafter amended) shall continue to constitute the Plan, except for those provisions which apply solely to ESOP Accounts or PAYSOP Accounts.

                 RESOLVED FURTHER, that to carry out the foregoing resolutions, the Plan is hereby amended as follows.

                 1.       The following is added to the end of Section 6.7(a):

                          Effective July 31, 1994, the Plan ceased permitting
the investment of Plan assets in Employer securities. Accordingly, no Employer contributions made after that date will be invested in the Employer Stock Fund. All Participant Accounts invested in the Employer Stock Fund as of August 1, 1994 (which Accounts consist solely of ESOP Accounts and PAYSOP Accounts) shall be spun off from the Plan and transferred to the Electro Rent Corporation Employee Stock Ownership Plan. Thereafter, the Employer Stock Fund shall cease to exist.


                 2.       The following is added to the end of Section 7.3:

                          Effective July 31, 1994, the unvested portion of each
ESOP Account then in the Plan shall become fully Vested.





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                 3.       The following subsection (c) is added to Section 8.7:

                          (c)  Effective July 31, 1994, the Plan ceased
permitting the investment of Plan assets in Employer securities and all PAYSOP Accounts in the Plan as of August 1, 1994 were spun off from the Plan and transferred to the Electro Rent Corporation Employee Stock Ownership Plan. Thereafter, PAYSOP Accounts shall be held and administered under the Employee Stock Ownership Plan, the terms of which are identical to those of this Plan with regard to PAYSOP Accounts.


                 4.       The following Section 8.8 is added to Article VIII:

                 8.8      Spinoff and Payment of ESOP Accounts and PAYSOP
                   Accounts

                          (a)  Effective July 31, 1994, the Plan ceased
permitting the investment of Plan assets in Employer securities. All ESOP Accounts and PAYSOP Accounts in the Plan as of August 1, 1994 were spun off from the Plan and transferred to the Electro Rent Employee Stock Ownership Plan. All such Accounts shall be held and administered under the Employee Stock Ownership Plan, the terms of which are identical to those of this Plan with regard to ESOP Accounts and PAYSOP Accounts, including the in- service distribution provision described in this Section.

                          (b)  Each Participant with an ESOP Account or PAYSOP
Account whose Employment has not terminated and who has reached the fifth anniversary of the date he or she first became a Participant in the Plan may elect to receive an in-service distribution of the entire balance of his or her ESOP Account and PAYSOP Account in accordance with this Section. Such an election shall be made in writing on a form provided by the Plan Administrator, and may be made at any time after July 31, 1994 and before the Participant's Employment terminates. (Such an election is permissible because (1) it is only available to a Participant who has reached the fifth anniversary of the date he or she first became a Participant in the Plan, and (2) all Employer contributions credited to PAYSOP Accounts have been held in the Plan for at least eighty-four months.)





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                          (c)  Distribution pursuant to this Section shall be
made under the normal distribution provisions of the Plan applicable to distributions upon termination of Employment (including distribution in the form of a "Direct Rollover" as described in Section 12.19), except that distribution shall only be made in whole shares of Employer securities plus cash for any fractional shares. Distribution shall be made as soon as administratively feasible following completion of the valuation of Plan Accounts for the valuation date next following the date the Participant's distribution election is received by the Plan Administrator.

                          (d)  The ESOP Account or PAYSOP Account of any
Participant who does not properly elect a distribution under this Section shall remain in the Plan, shall be administered and invested as provided in the Plan, and shall be payable at the time and in the manner otherwise specified in the Plan.


                 RESOLVED FURTHER, that in order to conform the Plan to recent changes in applicable law, the Plan is hereby amended as follows, effective as of the dates set forth herein.


                 1. The second to the last sentence of Section 2.7 is amended to read as follows:

                     For all purposes (other than applying the limits of Code
Section 415 as described in Section 5.5), an Employee's Compensation in Plan Years beginning before 1994 in excess of $200,000, or in Plan Years beginning after 1993 in excess of $150,000 (or such other amount prescribed under Code
Section 401(a)(17)), shall be ignored in accordance with methods allowable under that Code section which the Plan Administrator in its discretion establishes. This subsection is applicable for Plan Years commencing after December 31, 1988.


                 2. Section 12.19 is added to Article XII, effective for distributions made after December 31, 1992:





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              12.19 Rollovers to Other Plans

                           (a)  Notwithstanding any contrary provision of the
Plan, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                           (b)  The special capitalized terms used only in this
Section shall have the meanings specified below:

                                   (i)     "Eligible Rollover Distribution"
                          means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                                        a  any distribution that is one of a
                                  series of substantially equal periodic
                                  payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

                                        b  any distribution to the extent  such
                                  distribution is required under Section
                                  401(a)(9) of the Code; and

                                        c  the portion of any distribution that
                                  is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                                  (ii) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving Spouse, only an individual retirement account or individual retirement annuity shall be an Eligible Retirement Plan.





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                                  (iii)    "Distributee" means an Employee or
                          former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

                                  (iv) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                           (c) The provisions of this Section shall apply only to distributions made after December 31, 1992 and only to the extent required by the plan qualification rules of Section 401(a) of the Code.






Date Adopted: June 15, 1994               ELECTRO RENT CORPORATION



                                          By: /S/ WILLIAM WEITZMAN
                                              --------------------------------




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